Exhibit 32.1

CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Ellen J. Talles, President, Secretary and Treasurer of Sadhana Equity Investment, Inc. (the “Company”), hereby certify to my knowledge that:

(1)
The Company’s quarterly report on Form 10-QSB for the quarter ended September 30, 2007  (the “Form 10-QSB”)
fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

SADHANA EQUITY INVESTMENT, INC. (Registrant)

DATE: November 14, 2007	By:	/s/ Ellen J. Talles
Ellen J. Talles
President, Secretary and Treasurer (Principal Accounting Officer)